Next Generation Targeted Therapy for Cancer Pipeline & Business Update| January 2022 NON-CONFIDENTIAL Exhibit 99.1

Disclaimer FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding the future results of operations and financial position of eFFECTOR Therapeutics, Inc. (eFFECTOR or the Company), the Company's business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products and expected use of the Company's capital resources, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may”, “believe”, “anticipate”, “could”, “should”, “estimate”, “expect”, “intend”, “plan”, “project”, “will”, “forecast” and similar terms. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, risks associated with the clinical development and process for obtaining regulatory approval of eFFECTOR's product candidates, such as potential delays in the commencement, enrollment and completion of clinical trials; the risk that results seen in preclinical studies and earlier clinical studies may not predict the results seen in future clinical trials; and other risks included under the header “Risk Factors” in the registration statement on Form S-1 which was initially filed by the Company with the Securities and Exchange Commission (SEC) on September 23, 2021. Moreover, the Company operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in these forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements in this presentation, which speak only as of the date made. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. MARKET AND INDUSTRY DATA This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. CLINICAL INVESTIGATION/FDA This presentation concerns product candidates that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration (FDA). They are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. TRADEMARKS This presentation contains trademarks, service marks, and trade names of the Company and other companies, which are the property of their respective owners. NON-CONFIDENTIAL

Pipeline and Business Update Conference Call Participants Steve Worland, Ph.D., President & CEO Premal Patel, M.D., Ph.D., Chief Medical Officer Mike Byrnes, Chief Financial Officer Alana McNulty, Chief Business Officer Agenda Introductory Remarks and Overview Pipeline Update Business Update Closing Remarks Q&A NON-CONFIDENTIAL

Major Unmet Need in Oncology: Therapeutic Strategies Designed to Outsmart Cancer

Cancer cells evolve rapidly, resulting in rapid proliferation, anti-apoptosis, and immune evasion

Improved cancer treatments require:

- Shutting down multiple drivers of cancer simultaneously
- Reactivating the immune system to eliminate tumors
- Preventing resistance to existing treatments
  - Delay need for toxic chemotherapy

Inhibiting eIF4F blocks many hallmarks of cancer


eIF4F COMPLEX
eIF4A
eIF4E
eIF4G
Selective translation of proteins promotes cancer
T cell dysfunction
Cell proliferation
Anti-apoptosis
e.g. PD-1, TIM3, LAG3
e.g. KRAS, CycliinD1, cMYC
e.g. MCL-1

eFFECTOR NON-CONFIDENTIAL 3

STRI Platform Overview: Targeting Key Node in Cancer Novel targets located at a key node where two important cancer pathways – RAS-MEK and PI3K-AKT – converge and drive production of multiple disease-driving proteins Multiple potential advantages of inhibiting targets related to the eIF4F complex Simultaneously decrease production of multiple cancer-driving proteins before they are synthesized Strong combination potential due to inhibition of key proteins expressed in resistance to other single oncoprotein-targeted drugs  Invented 3 novel product candidates with strong intellectual property NON-CONFIDENTIAL Tomi Zota

Overview of Today’s Updates Enhanced pipeline strategy for tomivosertib Phase 2b KICKSTART trial of tomivosertib in NSCLC amended to include almost all patients with PD-L1 status ≥1%, representing $9 billion market opportunity Enrollment ongoing: cohort of patients with PD-L1 ≥50% receiving tomi or placebo as frontline in combo with pembro Now open to enroll: cohort of patients with PD-L1 ≥1% receiving tomi or placebo combined with pembro-based frontline maintenance* after completing platinum chemo Discontinuing: cohort of patients with PD-L1 ≥50% receiving tomi or placebo combined with pembro as frontline extension after progression on pembro First patient dosed in zotatifin Phase 2 expansion cohorts in ER+ metastatic breast cancer and KRAS mutant NSCLC Company enters into investment agreement with Lincoln Park Capital for up to $50 million over 36 months NON-CONFIDENTIAL *frontline maintenance defined as pembro for squamous and pembro+pemetrexed for non-squamous

$9 Billion Market Opportunity for Tomivosertib NON-CONFIDENTIAL Addressing the Large Majority of 70,000 U.S. Patients with Metastatic NSCLC SOC is chemo + anti-PD-(L)1 followed by anti-PD-(L)1 maintenance SOC is anti-PD-(L)1 monotherapy

Pipeline Update

Program (Target)	Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3	Global Rights	Anticipated Milestones
Tomivosertib (MNKi)	NEW COHORT: NSCLC – 1L in combo with pembro and platinum chemotherapy						eFFECTOR	H1 2023: Topline data readout
	NSCLC – 1L in combo with pembro							H1 2023: Topline data readout
	DISCONTINUED: NSCLC – 1L extension in combo with pembro							Discontinued
	mBC - SU2C combination trial*							PD biomarkers
Zotatifin (eIF4Ai)	Solid Tumors RTK BC (DOSED) and KRAS NSCLC (SCREENING)						eFFECTOR	H1 2022: Initial ORR data readout
	Anti-SARS-CoV-2 Dose Escalation							
eIF4Ei	Solid Tumors						Pfizer eFFECTOR Option to Co-Promote/ Profit Share in US	

eFFECTOR

NON-CONFIDENTIAL

*Led by McGill University; funded by Stand Up to Cancer (SU2C) grant

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Tomivosertib Improved T Cell Function Preclinically and Extended PFS in Phase 2A Trial CONFIDENTIAL Preclinical data: Clinical data: Immuno- suppressive proteins Data through study completion in September 2020 Patients 115-103 and 120-103 continued treatment past study completion on Single Patient Expanded Access INDs All patients: mPFS of 20 weeks compared to ~7 weeks in comparative data set in similar patients in the OAK study* PD-L1+ patients: mPFS of 53 weeks *FOR ILLUSTRATIVE PURPOSES ONLY: Treatment Beyond Progression (TBP) cohort; Differences exist between trial designs and subject characteristics, and caution should be exercised when comparing data across trials

KICKSTART: Randomized, Double-blind, Phase 2b Trial Updated to Include 1L NSCLC Patients PD-L1 ≥1%

STRATIFICATION:
- PD-L1 1 to 49% versus ≥ 50%
- Maintenance therapy: Pemetrexed + pembrolizumab versus pembrolizumab backbone

PD-L1 ≥1%
1L
Non-PD after platinum chemo
N=60

R 1:1

Non-Squam: Tomivosertib + pembrolizumab + pemetrexed
Squam: Tomivosertib + pembrolizumab

Non-Squam: placebo + pembrolizumab + pemetrexed
Squam: placebo + pembrolizumab

STRATIFICATION:
- PD-L1 50% to 69% versus ≥70%
- Squamous versus non-squamous

PD-L1 ≥50%
1L
Treatment naïve
N=60

R 1:1

Tomivosertib + pembrolizumab

Placebo + pembrolizumab

- Progression Free Survival (PFS) is primary endpoint
- Trial design enriched for PD-L1+ patients who received the most benefit in the P2a trial

- **Topline data readout from each cohort anticipated 1H 2023**

eFFECTOR
NON-CONFIDENTIAL
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Zotatifin Ph1/2 Update NON-CONFIDENTIAL Part 1: Ph 1 - dose escalation Part 2: Ph 2a - dose expansion cohorts Key findings in Part 1: 1st in human study -RP2D 0.07 mg/Kg IV weekly, 2 weeks on / 1 week off -Generally well tolerated - DLT: anemia. AEs were manageable, reversible -Target exposure was achieved half-life in blood was ~4days Monotherapy ER+ FGFR amplified Metastatic Breast Cancer Combination ER+ Metastatic Breast Cancer (+fulvestrant) Combination ER+ Metastatic Breast Cancer (+fulvestrant, + abemaciclib) Combination KRAS G12C NSCLC (+sotorasib) Ongoing New Cohorts

2022 Pipeline

Program (Target)	Discovery	Preclinical	Phase 1	Phase 2a	Phase 2b	Phase 3	Global Rights	Anticipated Milestones
Tomivosertib (MNKi)	NEW COHORT: 1L NSCLC PD-L1 ≥1% –combo with pembro post platinum chemotherapy						eFFECTOR	H1 2023: Topline data readout
	1L NSCLC PD-L1 ≥50%– 1L in combo with pembro							H1 2023: Topline data readout
	mBC - SU2C combination trial*							PD biomarkers
Zotatifin (eIF4Ai)	Solid Tumors ER+ BC and KRAS NSCLC						eFFECTOR	H1 2022: Initial ORR data readout
	Anti-SARS-CoV-2 Dose Escalation							
eIF4Ei	Solid Tumors						Pfizer *eFFECTOR Option to Co-Promote/ Profit Share in US*	

**Led by McGill University; funded by Stand Up to Cancer (SU2C) grant*

eFFECTOR
NON-CONFIDENTIAL
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$50 Million Committed Investment with Lincoln Park Capital Summary of Terms Up to $50,000,000 can be accessed at eFFECTOR’s sole discretion Initial draw of $3,000,000 upon effectiveness of S-1 Facility has term of 36 months Financial Strength Current cash position of eFFECTOR anticipated to fund all programs, including through top-line data for both cohorts in KICKSTART trial Committed investment aligns with long-term strategy for value creation NON-CONFIDENTIAL

Multiple Upcoming Clinical Milestones Anticipated Milestones 2022 2023 2024 1H 2H 1H 2H Tomivosertib Top line data from P2b NSCLC frontline with pembro Top line data from P2b NSCLC frontline maintenance post platinum chemotherapy with pembro Initiate P3 in NSCLC Zotatifin Initial ORR data from P2a expansion cohorts Top line data from P2a expansion cohorts Initiate randomized P2b combination studies Initiate potential single arm P3 registration study NON-CONFIDENTIAL

Q&A Pipeline & Business Update| January 2022 NON-CONFIDENTIAL